Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes [Text Block]
Note 7 – Provision (Benefit) for Income Taxes
The Provision (benefit) for income taxes includes:

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Current:
Federal	$(9)	$(17)	$91
State	2	7	17
Foreign	10	(13)	40
	3	(23)	148
Deferred:
Federal	1,108	348	220
State	119	40	(13)
Foreign	19	36	5
	1,246	424	212
Total provision (benefit)	$1,249	$401	$360

Reconciliations from the Provision (benefit) for income taxes at the federal statutory rate to the recorded Provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Provision (benefit) at statutory rate	$1,255	$378	$451
Increases (decreases) in taxes resulting from:
Impact of nontaxable noncontrolling interests	(75)	(78)	(72)
State income taxes (net of federal benefit)	82	26	2
Foreign operations – net	(11)	(32)	(36)
Taxes on undistributed earnings of foreign subsidiaries – net	(37)	99	—
Other – net	35	8	15
Provision (benefit) for income taxes	$1,249	$401	$360

Income (loss) from continuing operations before income taxes includes $102 million, $119 million, and $196 million of foreign income in 2014, 2013, and 2012, respectively.
The December 2014 federal and state income tax provisions include the tax effect of a $2.5 billion gain associated with remeasuring our equity-method investment to fair value as a result of the ACMP Acquisition.
On October 30, 2013, WPZ announced its intent to pursue an agreement to acquire certain of our Canadian operations. As a result, we no longer consider the undistributed earnings from these foreign operations to be permanently reinvested and thus recognized $99 million of deferred income tax expense in continuing operations and $24 million of deferred tax benefit in AOCI during the fourth quarter of 2013. Taxes on undistributed earnings of foreign subsidiaries-net decreased in 2014 due to revisions of our estimate of the undistributed earnings, partially offset by an increase of tax expense, which decreased our share of the foreign tax credit due to the Canada Dropdown. As a result of the retroactive extension of bonus depreciation late in the fourth quarter of 2014, the amount previously estimated to be included in current tax liability will remain in deferred tax liability.

During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within other — net in our reconciliation of the tax provision to the federal statutory rate.
Significant components of deferred tax liabilities and deferred tax assets are as follows:

	December 31,
	2014	2013
	(Millions)
Deferred tax liabilities:
Property, plant, and equipment	$4	$102
Undistributed earnings of foreign subsidiaries	—	75
Investments	5,472	3,663
Other	10	—
Total deferred tax liabilities	5,486	3,840
Deferred tax assets:
Accrued liabilities	178	126
Minimum tax credits	137	66
Foreign tax credit	251	42
Federal loss carryovers	134	—
State losses and credits	250	194
Other	97	91
Total deferred tax assets	1,047	519
Less valuation allowance	206	181
Net deferred tax assets	841	338
Overall net deferred tax liabilities	$4,645	$3,502

The valuation allowance at December 31, 2014 and 2013 serves to reduce the available deferred tax assets to an amount that will, more likely than not, be realized based primarily upon management’s estimate of future reversals of existing taxable temporary differences. The amounts presented in the table above are, with respect to state items, before any federal benefit. The change from prior year for the state losses and credits is primarily due to increases in losses and credits generated in the current and prior years less losses and/or credits utilized in the current year. We have loss and credit carryovers in multiple state taxing jurisdictions. These attributes generally expire between 2015 and 2034 with some carryovers having indefinite carryforward periods. In the case of the valuation allowance, the change is due to the ongoing evaluation process of the losses and credits anticipated to be realized in future years. The federal tax minimum tax credits of $137 million currently have no expiration dates. $139 million of foreign tax credit is expected to be utilized prior to expiration in 2025. The remaining foreign tax credit represents unrealized foreign tax credit that will be allocated to us in the future when deferred tax liabilities associated with temporary differences on foreign assets and liabilities become current tax liabilities in the foreign jurisdiction.
Federal net operating loss carryovers and charitable contribution carryovers of $449 million at the end of 2014 are expected to be utilized prior to expiration between 2018 and 2034. Employee share-based compensation attributable to the exercise of stock options and vesting of restricted stock is deductible by us for tax purposes. To the extent these tax deductions exceed the previously accrued deferred tax benefit for these items, the additional tax benefit is not recognized until the deduction reduces current taxes payable. Since the additional tax benefit does not reduce our current taxes payable for 2014, these tax benefits are not included in our Federal loss carryovers deferred tax asset. The additional tax benefit deductible for tax purposes but not included in our Federal loss carryovers deferred tax asset as of December 31, 2014 totaled $23 million.
Cash payments for income taxes (net of refunds and discontinued operations) in 2014 and 2012 were $29 million and $198 million, respectively. During 2013, we received cash refunds (net of payments) for income taxes of $50 million.
As of December 31, 2014, we had approximately $89 million of unrecognized tax benefits. If recognized, income tax expense would be reduced by $86 million, including the effect of these changes on other tax attributes, with state income tax amounts included net of federal tax effect. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013
	(Millions)
Balance at beginning of period	$66	$58
Additions based on tax positions related to the current year	11	4
Additions for tax positions of prior years	12	18
Reductions for tax positions of prior years	—	(2)
Settlement with taxing authorities	—	(12)
Balance at end of period	$89	$66

We recognize related interest and penalties as a component of income tax provision. Total interest and penalties recognized as part of income tax provision were expenses of $8 million and $9 million for 2014 and 2013, respectively, and a benefit of $7 million for 2012. Approximately $24 million and $16 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of December 31, 2014 and 2013, respectively.
As of December 31, 2014, the IRS examination of our consolidated U.S. federal income tax returns for 2011 through 2013 tax years is in process. We do not expect material changes in our financial position resulting from this examination. However, it is reasonably possible that the amount of unrecognized benefit with respect to our uncertain tax positions could decrease by up to $45 million within the next 12 months due to the effective settlement of tax issues related to past foreign operations. The statute of limitations for most states expires one year after expiration of the IRS statute. Generally, tax returns for our Canadian entities are open to audit for tax years after 2010.
During the first quarter of 2013, we finalized a settlement with the IRS on tax matters related to the IRS’s examination of our 2009 and 2010 consolidated corporate income tax returns. We recorded a tax provision of approximately $2 million related to these matters during the third quarter of 2012. With respect to the examined years, we made cash payments of $12 million to the IRS in February 2013.
On September 13, 2013, the IRS issued final regulations providing guidance on the treatment of amounts paid to acquire, produce, or improve tangible property, and proposed regulations providing guidance on the dispositions of such property. On August 18, 2014 the IRS issued final regulations providing guidance on the dispositions of such property. The implementation date for these regulations was January 1, 2014. Changes for tax treatment elected by us or required by the regulations will generally be effective prospectively; however, implementation of many of the regulations’ provisions will require a calculation of the cumulative effect of the changes on prior years, and it is expected that such amount will have to be included in the determination of our taxable income in 2014, or possibly over a four-year period beginning in 2014. Since the changes will affect the timing for deducting expenditures for tax purposes, the impact of implementation will be reflected in the amount of income taxes payable or receivable, cash flows from operations and deferred taxes beginning in 2014, with no net tax provision effect. We estimate that the regulations will result in an immaterial balance sheet only impact for businesses other than our gas transmission business. The IRS is expected to issue additional procedural guidance regarding how the requirements may be implemented for the gas transmission and distribution industry. Pending the issuance of additional procedural guidance from the IRS for the gas transmission and distribution industry, we cannot at this time estimate the impact of implementing the regulations.